As filed with the Securities and Exchange Commission on April 14, 1999


                                                            File No. 333-65187

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D. C. 20549

                                      FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

     Pre-Effective Amendment No.                                      [ ]
                                 ---
     Post-Effective Amendment No.  1                                  [X]
                                  ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

     Amendment No. 2                                            [X]
                  ---


                                SEPARATE ACCOUNT ONE
                             (Exact Name of Registrant)


                      ROYAL LIFE INSURANCE COMPANY OF AMERICA
                                (Name of Depositor)

                                   P. O. BOX 2999
                              HARTFORD, CT  06104-2999
                     (Address of Depositor's Principal Offices)

                                   (860) 843-6320
                (Depositor's Telephone Number, Including Area Code)

                                THOMAS S. CLARK, ESQ.
                      ROYAL LIFE INSURANCE COMPANY OF AMERICA
                                   P. O. BOX 2999
                              HARTFORD, CT  06104-2999
                      (Name and Address of Agent for Service)




It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b) of Rule 485
     -------
        X      on May 3, 1999 pursuant to paragraph (b) of Rule 485
     -------
               60 days after filing pursuant to paragraph (a)(1) of Rule 485
     -------
               on ____________ pursuant to paragraph (a)(1) of Rule 485
     -------
               this post-effective amendment designates a new effective date for
     -------   a previously filed post-effective amendment.

PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES.

                                CROSS REFERENCE SHEET
                               PURSUANT TO RULE 495(a)


     N-4 Item No.                            Prospectus Heading
     ------------                            ------------------

     1.   Cover Page                         Royal Life Insurance Company of
                                             America - Separate Account One

     2.   Definitions                        Glossary of Special Terms

     3.   Synopsis or Highlights             Summary

     4.   Condensed Financial                Performance Information
          Information

     5.   General Description of             About Us
          Registrant

     6.   Deductions                         Charges

     7.   General Description of             Your Annuity
          Annuity Contracts

     8.   Annuity Period                     Settlement Provisions

     9.   Death Benefit                      Death Benefits

     10.  Purchases and Contract             Payments; Contract Value

     11.  Redemptions                        Withdrawals

     12.  Taxes                              Federal Tax Considerations

     13.  Legal Proceedings                  Legal Matters & Experts

     14.  Table of Contents of the           Table of Contents to
          Statement of Additional            Statement of Additional
          Information                        Information

     15.  Cover Page                         Part B; Statement of Additional
                                             Information

     16.  Table of Contents                  Table of Contents

     17.  General Information and History    Introduction

     18.  Services                           None

     19.  Purchase of Securities             Distribution of Contracts
          being Offered

     20.  Underwriters                       Distribution of Contracts

     21.  Calculation of Performance Data    Calculation of Yield and Return

     22.  Annuity Payments                   Settlement Provisions

     23.  Financial Statements               Financial Statements

     24.  Financial Statements and           Financial Statements and
          Exhibits                           Exhibits

     25.  Directors and Officers of the      Directors and Officers of the
          Depositor                          Depositor

     26.  Persons Controlled by or Under     Persons Controlled by or Under
          Common Control with the            Common Control with the Depositor
          Depositor or Registrant            or Registrant

     27.  Number of Contract                 Number of Contract Owners
          Owners

     28.  Indemnification                    Indemnification

     29.  Principal Underwriters             Principal Underwriters

     30.  Location of Accounts and           Location of Accounts and Records
                         Records

     31.  Management Services                Management Services

     32.  Undertakings                       Undertakings

                                         Part A

ROYAL LIFE INSURANCE COMPANY OF AMERICA
SEPARATE ACCOUNT ONE
P. O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: 1-800-862-6668

This Prospectus describes information you should know before you purchase our variable annuity. Please read it carefully.

The variable annuity is a contract between you and Royal Life Insurance Company of America where you agree to make payments to us and we agree to make a series of payments to you at a later date. The variable annuity is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

     -  Flexible, because you may add payments at any time.
     - Tax-deferred, which means you don't pay taxes until you take payments out or until we start to make payments to you.
     - Variable, because the value of your annuity will fluctuate with the performance of the stock market.

At purchase, you allocate your payments to "Sub-Accounts" or subdivisions of our Separate Account, an account that keeps your annuity assets separate from our company assets. These Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. This annuity offers you funds with investment strategies ranging from conservative to aggressive and you may pick those funds that meet your investment style. The Sub-Accounts and the funds are listed below:

- Bond Sub-Account which purchases shares of Class IA of Hartford Bond HLS Fund, Inc.
-    High Yield Sub-Account which purchases shares of Class IA of Hartford
     High Yield HLS Fund
- Index Sub-Account which purchases shares of Class IA of Hartford Index HLS Fund, Inc.
- Money Market Sub-Account which purchases shares of Class IA of Hartford Money Market HLS Fund, Inc.

- Mortgage Securities Sub-Account which purchases shares of Class IA of Hartford Mortgage Securities HLS Fund, Inc.



You may also allocate some or all of your payments to the "Fixed Account", which pays an interest rate guaranteed for at least one year from the time the payment is made. Payments put in the Fixed Account are not segregated from our assets like the assets of separate account.

If you decide to buy this annuity, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this annuity and, like this prospectus, is filed with the Securities and Exchange Commission. We have included the Table of Contents for the Statement of Additional Information at the end of this Prospectus. Although we file the Prospectus and the Statement of Additional information with the Securities and Exchange Commission, the Commission doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the Securities and Exchange Commission does these things may be guilty of a criminal offense.


This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commissions' website (HTTP://WWW.SEC.GOV).

This annuity IS NOT:
-    a bank deposit or obligation
-    federally insured
-    endorsed by any bank or governmental agency
-    available for sale in all states


Prospectus Dated: May 3, 1999
Statement of Additional Information Dated: May 3, 1999

               Table Of Contents

                                                                            PAGE
                                                                            ----

Glossary of Special Terms. . . . . . . . . . . . . . . . . . . . . . . . . .  4
Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
About Us . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Royal Life Insurance Company of America . . . . . . . . . . . . . . . . 12
     Separate Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     The Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     The Fixed Account . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     Performance Related Information . . . . . . . . . . . . . . . . . . . . 16
     Your Annuity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     Contract Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Death Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     Settlement Provisions . . . . . . . . . . . . . . . . . . . . . . . . . 26
     Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Federal Tax Considerations . . . . . . . . . . . . . . . . . . . . . . . . . 29
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     Taxation of Royal and the Separate Account. . . . . . . . . . . . . . . 30
     Taxation of Annuities - General Provisions Affecting Purchasers
        other than Qualified Retirement Plans  . . . . . . . . . . . . . . . 30
     Federal Income Tax Withholding. . . . . . . . . . . . . . . . . . . . . 35
     General Provisions Affecting Qualified Retirement Plans . . . . . . . . 35
     Annuity Purchases by Nonresident Aliens and Foreign Corporations. . . . 35
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     How we Sell our Annuity . . . . . . . . . . . . . . . . . . . . . . . . 36
     Legal Matters and Experts . . . . . . . . . . . . . . . . . . . . . . . 37
     Year 2000 Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . 37
     Additional Information. . . . . . . . . . . . . . . . . . . . . . . . . 38
Appendix I Information Regarding Tax-Qualified Plans . . . . . . . . . . . . 39
Table of Contents to Statement of Additional Information . . . . . . . . . . 43

                              Glossary of Special Terms

Accumulation Unit: A unit of measure we use to calculate values before we begin to make payments to you.

Administrative Office of Royal: Located at 200 Hopmeadow Street, Simsbury, CT 06089.

Annual Maintenance Fee: An annual $30 charge for annuities having a value of less than $50,000 on the most recent Contract Anniversary or when the annuity is surrendered in full. The charge is deducted proportionately from the investment options in use at the time.

Annual Withdrawal Amount: The amount that can be withdrawn in any Contract Year before we charge you a surrender charge.

Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed.

Annuity: A Contract issued by an insurance company that provides, in exchange for premium payments, a series of income payments. This Prospectus describes a deferred annuity where premium payments accumulate tax-deferred until a partial or full surrender is taken or until we begin to make payments to you.

Annuity Commencement Date: The date we start to make payments to you.

Annuity Unit: A unit of measure we use to calculate the value of the payments we make to you.

Beneficiary: The person entitled to receive the payment of the death benefit upon the death of you or the Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Commission: The Securities and Exchange Commission.

Contingent Annuitant: The person you may designate who becomes the Annuitant if the original Annuitant dies before we start making payments to you.

Contract: The contract is the individual Annuity and any endorsements or riders. If you are enrolled under a group annuity, you receive a certificate rather than a contract.

Contract Anniversary: The anniversary of the Contract Date.

Contract Owner or You: The owner of the annuity.

Contract Value: The total value of your Sub-Accounts plus any amounts you have in the Fixed Account.

Contract Year: A period of 12 months commencing with the Contract Date the first year and the Contract Anniversary after the first year.

Death Benefit: The amount we pay when you or the Annuitant dies.

Due Proof of Death: A certified copy of a death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to Royal.

Fixed Account: This is an account which is part of our General Account and you may allocate all or a portion of your payments or Contract Value to this account.

Funds: The Funds described in this Prospectus and any supplements.

General Account: Our General Account that is all our assets other than the assets in our separate accounts.

Maximum Anniversary Value: One of the values we use to determine your Death Benefit. It is determined annually on your anniversary date and is equal to the highest value your annuity reached on any annuity anniversary date. The maximum anniversary value is calculated only up to age 80, and we use that value each year after age 80 as your maximum anniversary value.

Premium Tax: A tax charged by a state or municipality on premium payments.

Royal (or us): Royal Life Insurance Company of America.

Separate Account: For this annuity, the separate account is the Royal Life Insurance Company of America Separate Account One.

Sub-Account: Divisions established within the Separate Account.

Termination Value: What we pay you if you terminate your annuity before we begin to make payments to you.

Valuation Day: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

Valuation Period: The period between the close of business on successive Valuation Days.

                                      Fee Table
                                       Summary

Your Transaction Expenses
  Sales Load Imposed on Purchases (as a percentage of premium payments).   None
  Deferred Sales Load (as a percentage of amounts surrendered)
     First Year (1)  . . . . . . . . . . . . . . . . . . . . . . . . . .     6%
     Second Year . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6%
     Third Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5%
     Fourth Year . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5%
     Fifth Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4%
     Sixth Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3%
     Seventh Year. . . . . . . . . . . . . . . . . . . . . . . . . . . .     2%
     Eighth Year . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0%
Annual Maintenance Fee (2) . . . . . . . . . . . . . . . . . . . . . . .    $30
Separate Account Annual Expenses (as percentage of average contract value)
     Mortality and Expense Risk. . . . . . . . . . . . . . . . . . . . . 1.250%

---------

(1)  Length of time from premium payment.

(2) The Annual Maintenance Fee is an annual $30 charge for annuities with a contract value less than $50,000 on your Anniversary Date or when you surrender your annuity.

The purpose of this table is to assist you in understanding various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes, if any, have been taken into account.

                           ANNUAL FUND OPERATING EXPENSES
                           (AS A PERCENTAGE OF NET ASSETS)

                                                                                                TOTAL FUND
                                                                                                OPERATING
                                                                               OTHER          EXPENSES (AFTER
                                                             MANAGEMENT    EXPENSES (AFTER      FEE WAIVERS
                                                            FEES (AFTER       EXPENSE           AND EXPENSE
                                                            FEE WAIVERS)   REIMBURSEMENTS)    REIMBURSEMENTS)
                                                            ------------   ---------------    ---------------
Hartford Bond HLS Fund. . . . . . . . . . . . . . . . .           0.482%          0.021%      0.503%
Hartford High Yield HLS Fund (1). . . . . . . . . . . .           0.487%          0.035%      0.522%
Hartford Money Market HLS Fund. . . . . . . . . . . . .           0.433%          0.015%      0.448%
Hartford Mortgage Securities HLS Fund . . . . . . . . .           0.432%          0.030%      0.462%
Hartford Index HLS Fund . . . . . . . . . . . . . . . .           0.382%          0.019%      0.401%

---------

(1) Hartford High Yield HLS Fund is a new Fund. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be
     incurred in the current fiscal year.   HL Investment Advisors, LLC has
     agreed to waive its fee for these until the assets of the Fund (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. Before this waiver, the Management Fee would be 0.775%, Other Expenses would be 0.035%, and Total Fund Operating Expenses would be 0.810%.

EXAMPLE

                              If you surrender your Contract  If you annuitize your Contract  If you do not surrender your
                               at the end of the applicable    at the end of the applicable    Contract, you would pay the
                              time period you would pay the   time period you would pay the   following expenses on a $1,000
                              following expenses on a $1,000  following expenses on a $1,000    investment, assuming a 5%
                                investment, assuming a 5%       investment, assuming a 5%       annual  return on assets:
                                annual return on assets:        annual return on assets:

SUB-ACCOUNT                        1 YEAR       3 YEARS            1 YEAR       3 YEARS             1 YEAR       3 YEARS
-----------                        ------       -------            ------       -------             ------       -------
Bond Fund . . . . . . . . . . . .   $73           $103               $18           $57                $19           $58
High Yield. . . . . . . . . . . .    73            109                18            64                 19            64
Money Market Fund . . . . . . . .    72            101                17            55                 18            56
Mortgage Securities Fund. . . . .    72            101                18            56                 18            56
Index Fund. . . . . . . . . . . .    72             99                17            54                 18            54


This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

The Annual Maintenance Fee has been reflected in the Example using a method intended to show the "average" impact of the Annual Maintenance Fee. In the Example, the Annual Maintenance Fee is approximately a 0.08% annual charge.

                                       SUMMARY

How do I purchase the annuity?

You must complete our enrollment form and submit it to us for approval with your first payment. Your first payment must be at least $1,000 and subsequent payments must be at least $500. If you wish to make automatic monthly payments into your annuity, you may enroll in our pre-authorized checking program. Under this program, your subsequent monthly payments can be as low as $50.

For a limited time, usually ten days after you receive your annuity, you may cancel your annuity without paying a sales charge.

What type of sales charge will I pay?

You don't pay a sales charge when you purchase your annuity. We may charge you deferred sales charge when you terminate or withdraw amounts invested in your annuity. We assess a sales charge on amounts withdrawn that exceed 10% of the total amounts you have paid into your annuity if these amounts have been in your annuity for less than seven years. The sales charge is applied to amounts withdrawn that exceed 10% of the total amounts paid in and will depend on the length of time the payment you made has been in your annuity. If the amount you paid has been in your annuity:

-    For less than two years, the charge is 6%.
-    For more than two years and less than four years, the charge is 5%.
-    For more than four years and less than five years, the charge is 4%.
-    For more than five years and less than six years, the charge is 3%
-    For more than six years and less than seven years, the charge is 2%.

You won't be charged a sales charge on:
-    Payments that have been in your annuity for more than seven years.
-    distributions made due to death
-    most payments we make to you as part of your annuity payments
See "Contingent Deferred Sales Charges" for a complete description of how sales charges are assessed.

Is there an Annual Maintenance Fee?

Yes. We deduct a $30.00 fee each year on the anniversary of your purchase or when you terminate your annuity, if the value of your annuity is less than $50,000.

What charges will I pay on an annual basis?

You pay two different types of charges each year. The first type of charge is the fee you pay for insurance. This charge is:
- A mortality and expense risk charge that is subtracted daily and is equal to an annual payment of

     1.25% of your money invested in the funds.

The second type of charge is the fee you pay for the funds.


- Currently, the total fund charges range from 0.40% to 0.52% of the average daily value of the amount you have invested in the funds.

The current annual insurance charges and the total fund charges are set forth in the table below:


                            ANNUAL        ANNUAL        ANNUAL           TOTAL
     THE SUB-ACCOUNTS     INSURANCE    MAINTENANCE    TOTAL FUND      CHARGES YOU
                           CHARGE        FEE(1)       CHARGES(2)          PAY
          Bond              1.25%         .08%          0.50%             1.83%

      High Yield            1.25%         .08%          0.52%             1.85%

         Index              1.25%         .08%          0.40%             1.73%

      Money Market          1.25%         .08%          0.45%             1.78%

  Mortgage Securities       1.25%         .08%.         0.46%             1.79%


(1) The actual Annual Maintenance Fee is a $30,000 fee. The Annual Maintenance Fee has been reflected using a method intended to show the "average" impact of the Annual Maintenance Fee. In the table, the Annual Maintenance Fee is approximately a 0.08% annual charge.

The figure that appears in the "Annual Total Fund Charges" column illustrates the sum of the management fees and other expenses that the funds charge. The figures reflect any fees that may have been waived by the funds' investment advisers. The figures are as of December 31, 1997, before the sub-accounts began operations. For more information, see the funds' prospectuses in the back of this book.

Can I take out any of my money?

/ / You may withdraw all or part of the amounts you have invested at any time before we start making payments to you.

/ / Each year you may withdraw up to 10% of your payments without having to pay a sales charge.

You may have to pay tax on the money you take out and, if you take money out before you are 59 1/2 you may have to pay a tax penalty.

Will we pay a death benefit?

There is a death benefit if you, your joint owner or your annuitant (the person on whose life this annuity is based), dies before we begin to make payments to you. The death benefit will be determined as of the date we receive acceptable proof of death and will be the greater of:

- The total payments you have made to us minus any amounts you have taken out, or
-    The total value of your annuity, or
- Your maximum anniversary value, which is the highest value your annuity reached on any annuity anniversary date up to age 80, reduced by any subsequent withdrawals and increased by any subsequent payments.

What payment options are available?

When it comes time for us to pay you, you may choose on of the following annuity payment options, or receive a lump sum:

     - Life Annuity where we make scheduled payments to you for the rest of your life.

Payments under this option stop upon the death of the annuitant, even if the annuitant dies after one payment.

     - Life Annuity with 120, 180 or 240 Monthly Payments Certain where we make payments to you for your life but you are at least guaranteed payments for 120, 180 or 240 months, which ever you select. If the annuitant dies before the end of the period selected, we will continue to make payments to your beneficiary until the end of the period selected.
     - Joint and Last Survivor Annuity where we make payments during the lifetime of you and another designated individual and then throughout the remaining lifetime of the survivor.
     - Payments for a Designated Period where we make payments for a specified time between 5 and 30 years. If the annuitant dies before the end of the specified time, we pay the beneficiary the present value of the annuity in one lump sum or continue making the payments to the beneficiary. You may terminate this option after payments have started.

You must begin to take payments before the annuitant's 90th birthday or earlier in some states. If you do not tell us what payment option you want before that time, we will pay you under the Payment of a Designated Period option for 5 years from the annuitant's 90th birthday.

                                      About Us

                               Royal Life Insurance
                                Company of America

     Royal Life Insurance Company of America ("Royal") is a stock life insurance company engaged in the business of writing life insurance in all states of the United States and the District of Columbia. Royal was originally incorporated under the laws of Connecticut on September 16, 1963. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 5085, Hartford, CT 06104-5085. Royal is a wholly owned subsidiary of Hartford Life Insurance Company. On December 31, 1997, all of the common stock of Royal was purchased from Royal Maccabees Life Insurance Company. Royal is ultimately controlled by Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                                   Separate Account

     The Separate Account was established on September 1, 1998. It is the Separate Account in which Royal sets aside and invests the assets attributable to variable annuity Contracts, including the Contracts sold under this Prospectus. Separate Account assets are held by Royal under a safekeeping arrangement. Although the Separate Account is an integral part of Royal, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Commission supervision of the management or the investment practices or policies of the Separate Account or Royal. The Separate Account meets the definition of "separate account" under federal securities law.

     Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Royal may conduct. Contract Values allocated to the Separate Account is not affected by the rate of return of Royal's General Account, nor by the investment performance of any of Royal's other separate accounts. The Separate Account may be subject to liabilities arising from a Sub-Account of the Separate Account whose assets are attributable to other variable annuity Contracts offered by the Separate Account which are not described in this Prospectus. However, all obligations arising under the Contracts are general corporate obligations of Royal.

     Royal does not guarantee the investment results of the Separate Accounts or any of the underlying investment options. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the Variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying Funds' prospectus.

The Funds

     All of the Funds are sponsored and administered by Royal. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Funds. The Hartford Investment Management Company ("HIMCO") serves as sub-investment advisor and provides day to day investment services.

     Each Fund, except for the Hartford High Yield HLS Fund, is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. The Hartford High Yield HLS
Fund is a diversified series of Hartford Series Fund, Inc., a Maryland corporation, also registered with the Securities and Exchange Commission as an open-end management investment company. The shares of each Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Annuity.

     We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus and Statement of Additional Information, which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

     The Funds may not be available in all states.

     The investment goals of each of the Funds are as follows:

Hartford Bond HLS Fund

     Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc. - Investment Policies."

Hartford High Yield HLS Fund

     Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.

Hartford Index HLS Fund

     Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

Hartford Mortgage Securities HLS Fund

     Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

Hartford Money Market HLS Fund

     Seeks maximum current income consistent with liquidity and preservation of capital.

* Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford. The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index Fund.

Voting Rights - We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:
- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.
- Send proxy materials and a form of instructions that you can use tell us how to vote the Fund shares held for your Contract.
-    arrange for the handling and tallying of proxies received from Contract
     Owners
- Vote all Fund shares attributable to your Contract according to instructions received from you, and
- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make payments to you, the number of votes you have will decrease,

Substitutions, Additions, or Deletions of Investments - We reserve the right, subject to any applicable law, to make certain changes to the investment options offered under Your Contract. We may, in our sole discretion, establish new Funds. New Funds will be will be made available to existing Contract Owners as we determined appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, We may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

                                  The Fixed Account

     THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

     Premium Payments and Contract Values allocated to the Fixed Account become a part of the general assets of Royal. Royal invests the assets of the General Account in accordance with applicable law governing the investments of Insurance Company General Accounts.

     Currently, Royal guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. However, Royal reserves the right to change the rate according to state insurance law. Royal may credit interest at a rate in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Some of the factors that Royal may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on Royal 's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF ROYAL. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

From time to time, Royal may credit increased interest rates to you under certain programs established at the discretion of Royal.

                           Performance Related Information

The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

All of the Sub-Accounts may include total return in advertisements or other sales material.

When a Sub-Account advertises its standardized total return, it will be calculated to a date not earlier than the effective date of the Separate Account. This figure will usually be calculated for one year, five years, and ten years or some other relevant period if the Separate Account has not been in existence for one, five or ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.


In addition to the standardized total return, the Sub-Account may advertise non-standardized total returns that pre-date the inception of the Separate Account. This figure will usually be calculated for one year, five years, and ten years or other relevant period if the Separate Account has not been in existence for one, five or ten years. This non-standardized total return is measured in the same manner as the standardized total return described above, except that the Annual Maintenance Fee is not deducted. Therefore, this non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

These non-standardized returns must be accompanied by standardized total returns. Certain Sub-Accounts, if applicable, may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

The Money Market Fund Sub-Account may advertise yield and effective yield. The yield of the Money Market Fund Sub-Account is based upon the income earned by the Sub-Account over a 7-day period and then annualized, i.e. the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.

Royal may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                                 YOUR ANNUITY

     The Contracts are individual tax-deferred Variable Annuity Contracts designed for retirement planning purposes and may be purchased by any individual, including any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code; Individual Retirement Annuities adopted according to Section 408 of the Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Code ("Qualified Contracts"). The maximum issue age for the Contract is 85 years old.

                                      Payments

     Generally, the minimum initial Premium Payment is $1,000; the minimum subsequent payment is $500, if you are in the InvestEase program the minimum subsequent payment is $50. Certain plans may make smaller periodic payments. Each Premium Payment may be split among the various Sub-Accounts and/or the Fixed Account subject to minimum amounts then in effect.

     Refund Rights - If you are not satisfied with your purchase you may cancel the Contract by returning it within ten days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, Royal will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the Contract Value on the date of receipt of the request for cancellation. You bear the investment risk during the period prior to Royal's receipt of request for cancellation Royal will refund the premium paid only for individual retirement annuities (if returned within seven days of receipt) and in those states where required by law.

     Crediting and Valuation - The balance of the initial Premium Payment remaining after the deduction of any applicable Premium Tax is credited to your Contract within two business days of receipt of a properly completed application or an order to purchase a Contract and the initial Premium Payment by Royal at its Administrative Office. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the application or other information is incomplete when received, the balance of the initial Premium Payment, after deduction of any applicable Premium Tax, will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt. If the initial Premium Payment is not credited within five business days, the Premium Payment will be immediately returned unless you have been informed of the delay and request that the Premium Payment not be returned.

     The number of Accumulation Units in each Sub-Account to be credited to a Contract will be determined by dividing the portion of the Premium Payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date.

     Subsequent Premium Payments are priced on the Valuation Day received by Royal in its Administrative Office.

                                    Contract Value

     The value of the Sub-Account investments under your Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Contract in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Contract will be the amount allocated to the Fixed Account plus interest credited.

     You will be advised at least semiannually of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account value, and the total value of your Contract.

     Accumulation Unit Values - The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to (a) the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period,
(b) minus the mortality and expense risk charge and the administration charge described below. You should refer to the prospectus for each of the Funds which accompanies this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Contract. The Accumulation Unit Value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.

     Valuation of Fund Shares - The shares of the Fund are valued at net asset value on each Valuation Day. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying Funds' prospectus.

     Valuation of the Fixed Account - Royal will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account.

                                 Transfers

     You may transfer the values of your Sub-Account allocations from one or more Sub-Accounts to another free of charge. However, Royal reserves the right to limit the number of transfers to twelve (12) per Contract Year, with no two
(2) transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by You or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted by some states.

     The policy of Royal and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Royal will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures Royal follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

     Royal may permit the Contract Owner to pre-authorize transfers among Sub-Accounts and between Sub-Accounts and the Fixed Account under certain circumstances. Transfers between the Sub-Accounts may be made both before and after Annuity payments commence (limited to once a quarter) provided that the minimum allocation to any Sub-Account may not be less than $500. No minimum balance is required in any Sub-Account.

     It is the responsibility of the Contract Owner to verify the accuracy of all confirmations of transfers and to promptly advise Royal of any inaccuracies within 30 days of receipt of the confirmation. Royal will send the Contract Owner a confirmation of the transfer within five days from the date of any instruction.

     Transfers from the Fixed Account into a Sub-Account may be made at any time during the Contract Year. The maximum amount which may be transferred from the Fixed Account during any Contract Year is the greater of 30% of the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If Royal permits pre-authorized transfers from the Fixed Account to the Sub-Accounts, this restriction is inapplicable. Also, if any interest rate is renewed at a rate of at least one percentage point less than the previous rate, the Contract Owner may elect to transfer up to 100% of the funds receiving the reduced rate within 60 days of notification of the interest rate decrease. Generally, transfers may not be made from any Sub-Account into the Fixed Account for the six-month period following any transfer from the Fixed Account into one or more of the Sub-Accounts. Royal reserves the right to modify the limitations on transfers from the Fixed Account and to defer transfers from the Fixed Account for up to six months from the date of request.

     Subject to the exceptions set forth in the following two paragraphs, the right to reallocate Contract Values is subject to modification if Royal determines, in its sole opinion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and the Fixed Account and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by Contract Owners at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Royal to be to the disadvantage of other Contract Owners.

     For Contracts issued in the State of New York, the reservation of rights set forth in the preceding paragraph is limited to (i) requiring up to a maximum of 10 Valuation Days between each transfer: (ii) limiting the amount to be transferred on any one Valuation Day to no more than $2 million; and (iii) upon 30 days prior written notice, to only accepting transfer instructions from You and not from Your representative, agent or person acting under a power of attorney for You.

     Currently, and with respect to Contracts issued in all states, the only restriction in effect is that Royal will not accept instructions from agents acting under a power of attorney of multiple Contract Owners whose accounts aggregate more than $2 million, unless the agent has entered into a third party transfer services agreement with Royal.

                                    Charges

Contingent Deferred Sales Charges  ("Sales Charges")

     Purpose of Sales Charges - Sales Charges cover expenses relating to the sale and distribution of the Contracts, including commissions paid to distributing organizations and its sales personnel, the cost of preparing sales literature and other promotional activities. If these charges are not sufficient to cover sales and distribution expenses, Royal will pay them from its general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

     Assessment of Sales Charges - There is no deduction for sales expenses from Premium Payments when made, however, a Sales Charge may be assessed against Premium Payments when surrendered. The length of time from receipt of a Premium Payment to the time of surrender determines the percentage of the Sales Charge. Premium payments are deemed to be surrendered in the order in which they were received.

     During the first seven years from each Premium Payment, a Sales Charge will be assessed against the surrender of Premium Payments. During this time, all surrenders in excess of the Annual

Withdrawal Amount will be first from Premium Payments and then from earnings. The Annual Withdrawal Amount is first from earnings and then from Premium Payments. After the seventh Contract Year, all surrenders will first be taken from earnings and then from Premium Payments and a Sales Charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a Sales Charge will not be assessed against Premium Payments received more than seven years prior to surrender, but will be assessed against Premium Payments received less than seven years prior to surrender. For additional information, see "Federal Tax Considerations."

     Upon receipt of a request for a full surrender, Royal will assess any applicable Sales Charge against the surrender proceeds representing the lesser of: (1) aggregate Premium Payments not previously withdrawn or (2) the Contract Value, less the Annual Withdrawal Amount available at the time of the full surrender, less the Annual Maintenance Fee, if applicable. Taking the Annual Withdrawal Amount prior to the full surrender may, depending upon the amount of investment gain experienced, reduce the amount of any Sales Charge paid.

     The Sales Charge is a percentage of the amount surrendered (not to exceed the aggregate amount of the Premium Payments made) and equals:

                                    Charge    Length of time from
                                              Premium Payment
                                              (Number of Years)
                                    6%        1
                                    6%        2
                                    5%        3
                                    5%        4
                                    4%        5
                                    3%        6
                                    2%        7
                                    0%        8 or more

Payments Not Subject to Sales Charges

     Annual Withdrawal Amount - During the first seven years from each Premium Payment, on a non-cumulative basis, You may make a partial surrender of Contract Values of up to 10% of the aggregate Premium Payments, as determined on the date of the requested surrender, without the application of the Sales Charge. After the seventh year from each Premium Payment, also on a non-cumulative basis, You may make a partial surrender of 10% of Premium Payments made during the seven years prior to the surrender and 100% of the Contract Value less the Premium Payments made during the seven years prior to the surrender.

     Extended Withdrawal Privilege - This privilege allows Annuitants who attain age 70 1/2 with a Contract held under an Individual Retirement Account or 403(b) plan to surrender an amount equal to the required minimum distribution for the stated Contract without incurring a Sales Charge or not subject to a Sales Charge.

Waivers of Sales Charges

     Death of the Annuitant or Contract Owner or Payments Under an Annuity Option - No Sales Charge otherwise applicable will be assessed in the event of death of the Annuitant, death of the Contract Owner or if payments are made under an Annuity option (other than a surrender out of Annuity Option 4) provided for under the Contract.

     Other Plans or Programs - Certain plans or programs established by Royal from time to time may have different surrender privileges.

Mortality and Expense Risk Charge

     For assuming these risks under the Contracts, Royal will make a daily charge at the rate of 1.25% per annum against all Contract Values held in the Sub-Accounts during the life of the Contract (estimated at .90% for mortality and .35% for expense). Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Royal's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Royal's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Royal.

     There are two types of mortality undertakings: those made during the accumulation or deferral phase and those made during the annuity payout phase. The mortality undertaking made by Royal in the accumulation phase is that Royal may experience a loss resulting from the assumption of the mortality risk relative to the guaranteed death benefit in event of the death of an Annuitant or Contract Owner before commencement of Annuity payments, in periods of declining value or in periods where the contingent deferred sales charges would have been applicable. The mortality undertakings provided by Royal during the annuity payout phase are to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Royal also assumes the liability for payment of a minimum death benefit under the Contract. These mortality undertakings are based on Royal's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from Royal's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Royal must provide amounts from its general funds to fulfill its contractual obligations. Royal will bear the loss in such a situation.

     During the accumulation phase, Royal also provides an expense undertaking. Royal assumes the risk that the contingent deferred sales charges and the Annual Maintenance Fee for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

Annual Maintenance Fee

     Each year, on each Contract Anniversary on or before the Annuity Commencement Date, Royal will deduct an Annual Maintenance Fee, if applicable, from Contract Values to reimburse it for expenses relating to the maintenance of the Contract, the Fixed Account, and the Sub-Account(s) thereunder. If during a Contract Year the Contract is surrendered for its full value, Royal will deduct the Annual

Maintenance Fee at the time of such surrender. The fee is a flat fee that will be due in the full amount regardless of the time of the Contract Year that Contract Values are surrendered. The Annual Maintenance Fee is $30.00 per Contract Year for Contracts with less than $50,000 Contract Value on the Contract Anniversary. Fees will be deducted on a pro rata basis according to the value in each Sub-Account and the Fixed Account under a Contract.

Premium Taxes

     Charges are also deducted for premium tax, if applicable, imposed by state or other governmental entity. Certain states impose a premium tax, currently ranging up to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization. Royal will pay Premium Taxes at the time imposed under applicable law. At its sole discretion, Royal may deduct Premium Taxes at the time Royal pays such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time the Contract annuitizes.

Fund Charges

    The Separate Account purchases shares of The Funds at net asset value.
The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of The Funds. These charges are described in the Funds' prospectuses accompanying this Prospectus.

Exceptions to Charges Under the Contract

Royal may offer, at its discretion, reduced fees and charges including, but not limited to, the contingent deferred sales charges, the mortality and expense risk charge and the maintenance fee for certain sales (including employer sponsored savings plans) under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

                                    Death Benefits

     The Contract provides that, in the event the Annuitant dies before the selected Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If (1) the Annuitant dies before the Annuity Commencement Date and either (a) there is no designated Contingent Annuitant or (b) the Contingent Annuitant predeceases the Annuitant, or (2) if any Contract Owner dies before the Annuity Commencement Date, the Beneficiary as determined under the Contract Control Provisions, will receive the Death Benefit as determined on the date of receipt of Due Proof of Death by Royal in its Administrative Office. With regard to Joint Contract Owners, at the first death of a joint Contract Owner prior to the Annuity Commencement Date, the Beneficiary will be the surviving Contract Owner notwithstanding that the beneficiary designation may be different.

     Guaranteed Death Benefit - If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant surviving, or if the Contract Owner dies before the Annuity Commencement Date, the Beneficiary will receive the greatest of (a) the Contract Value determined as of the day written proof of death of such person is received by Royal, or (b) 100% of the total Premium Payments made to such Contract, reduced by the dollar amount of any partial surrenders since the issue date, or (c) the Maximum Anniversary Value immediately preceding the date of death. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from the following:

     As of the date of receipt of Due Proof of Death, Royal will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

If the Annuitant or You, as applicable, die after the Annuity Commencement Date, then the Death Benefit will equal the present value of any remaining payments under the elected Annuity Option. In computing such present value for the portion of such remaining payments attributable to the Separate Account, Royal will assume a net investment rate of 5.0% per year.

     Payment of Death Benefit - The calculated Death Benefit will remain invested in the Separate Account in accordance with the allocation instructions given by the Contract Owner until the proceeds are paid or Royal receives new instructions from the Beneficiary. During the time period between Royal's receipt of written notification of Due Proof of Death and Royal's receipt of the completed settlement instructions, the calculated Death Benefit will remain invested in the Sub-Account(s) previously elected by the Contract Owner and will be subject to market fluctuations. The Death Benefit may be taken in one sum, payable within seven days after the date Due Proof of Death is received, or under any of the settlement options then being offered by Royal provided, however, that: (a) in the event of the death of any Contract Owner prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after the death of the Contract Owner and (b) in the event of the death of any Contract Owner or Annuitant which occurs on or after the Annuity Commencement Date, any remaining interest in the Contract will be paid at least as rapidly as under the method of distribution in effect at the time of death, or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. The proceeds due on the death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. However, in the event of the Contract Owner's death where the sole Beneficiary is the spouse of the Contract Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Contract Owner. The Contract Value and the Maximum Anniversary Value of the Contract will be unaffected by treating the spouse as the Contract Owner.

     If the Contract is owned by a corporation or other non-individual, the Death Benefit payable upon the death of the Annuitant prior to the Annuity Commencement Date will be payable only as one sum or under the same settlement options and in the same manner as if an individual Contract Owner died on the date of the Annuitant's death.

     There may be postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission;
(b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

Annuity Proceeds Settlement Option

     Proceeds from the Death Benefit may be left with Royal for a period not to exceed five years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Royal, minus any withdrawals.

                                  Withdrawals

     Full Surrenders - At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Annuity Option 4 or the Annuity Proceeds Settlement Option), the Contract Owner has the right to terminate the Contract. In such event, the Termination Value of the Contract may be taken in the form of a lump sum cash settlement.

     Under any of the Annuity options excluding Annuity Option 4 and the Annuity Proceeds Settlement Option, no surrenders are permitted after Annuity payments commence. Partial surrenders are permitted out of Annuity Option 4 (subject to any contingent deferred sales charges), but check with your tax advisor because there may be adverse tax consequences. Full or partial withdrawals may be made from the Annuity Proceeds Settlement Option at any time and contingent deferred sales charges will not be applied.


     The Termination Value of the Contract is equal to the Contract Value less any applicable Premium Taxes, the Annual Maintenance Fee if applicable and any applicable contingent deferred sales charges. The Termination Value may be more or less than the amount of the Premium Payments made to a Contract.

     Partial Surrenders - You may make a partial surrender of Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to the minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500 ($1,000 in New York), Royal will terminate the Contract and pay the Termination Value. For Contracts issued in Texas, there is an additional requirement that the Contract will not be terminated when the remaining Contract Value after a surrender is less than $500 unless there were no Premium Payments made during the previous two Contract Years.

     In requesting a partial withdrawal you should specify the Sub-Account(s) and/or the Fixed Account from which the partial withdrawal is to be taken. Otherwise, such withdrawal and any applicable contingent deferred sales charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under a Contract.

     Royal may permit You to pre-authorize partial surrenders subject to certain limitations then in effect.

     Payment of Surrender Benefits - Payment on any request for a full or partial surrender from the Sub-Accounts will be made as soon as possible and in any event no later than seven days after the written request is received by Royal at its Administrative Office. Royal may defer payment of any amounts from the Fixed Account for up to six months from the date of the request for surrender. If Royal defers payment for more than 30 days (10 working days in New
York), Royal will pay interest of at least 3% per annum on the amount deferred.

     There may be postponement in the payment of Surrender Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

     CERTAIN QUALIFIED CONTRACT SURRENDERS - THERE ARE CERTAIN RESTRICTIONS ON
SECTION 403(b) TAX SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS
A) ATTAINED AGE 59 1/2, B) SEPARATED FROM SERVICE, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP. (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED PRIOR TO AGE 59 1/2 FOR HARDSHIPS.)

     DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

     ROYAL WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.

     ANY SUCH FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS.")

                                Settlement Provisions

     You select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday. The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any change must be at least 30 days prior to the date on which Annuity payments are scheduled to begin. The Contract allows You to change the Sub-Accounts on which variable payments are based after payments have commenced once every three months. Any Fixed Annuity allocation may not be changed.

     The Contract contains the four Annuity payment options and the Annuity Proceeds Settlement Option. Annuity Options 2, 4, and the Annuity Proceeds Settlement Option are available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Royal. With respect to Non-Qualified Contracts, if you do not elect otherwise, payments in most states will automatically begin at the Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Annuity Option 2 with 120 monthly payments certain. For Qualified Contracts and Contracts issued in Texas, if you do not elect otherwise, payments will begin automatically at the Annuitant's age 90 under Annuity Option 1 to provide a life Annuity. After the Annuity Commencement Date, the Annuity option elected may not be changed.


     Under any of the Annuity options excluding Annuity Option 4 and the Annuity Proceeds Settlement Option, no surrenders are permitted after Annuity payments commence. Partial surrenders are permitted out of Annuity Option 4 (subject to any contingent deferred sales charges), but check with your tax advisor because there may be adverse tax consequences. Full or partial withdrawals may be made from the Annuity Proceeds Settlement Option at any time and contingent deferred sales charges will not be applied.


     Option 1 - Life Annuity

     A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last payment due preceding the death of the Annuitant. This option offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a Death Benefit payable to a Beneficiary.

     It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the date of the third Annuity payment, etc.

     Option 2 - Life Annuity with 120, 180 or 240 Monthly Payments Certain

     This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Royal.

     Option 3 - Joint and Last Survivor Annuity

     An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Royal, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.

     It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

     Option 4 - Payments for a Designated Period


     An amount payable monthly for the number of years selected which may be from 5 to 30 years. Partial surrenders are permitted out of Annuity Option 4 (subject to any contingent deferred sales charges), but check with your tax advisor because there may be adverse tax consequences.


     In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Royal.

     Annuity Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Contracts thus provide no real benefit to You.

     Royal may offer other annuity or settlement options from time to time.

     Variable and Fixed Annuity Payments - When an Annuity is effected under a Contract, unless otherwise specified, Contract Values (less applicable Premium Taxes) held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. Fixed Account Contract Values will be applied to provide a Fixed Annuity. YOU SHOULD CONSIDER THE QUESTION OF ALLOCATION OF CONTRACT VALUES (LESS APPLICABLE PREMIUM TAXES) AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT OF ROYAL TO MAKE CERTAIN THAT ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR NEEDS FOR RETIREMENT.

     The minimum monthly Annuity payment is $50.00. No election may be made which results in a first payment of less than $50.00. If at any time Annuity payments are or become less than $50.00, Royal has the right to change the frequency of payment to intervals that will result in payments of at least $50.00. For New York Contracts, the minimum monthly Annuity payment is $20.00.

     When Annuity payments are to commence, the value of the Contract is determined as the sum of (1) the value of the Fixed Account no earlier than the close of business on the fifth Valuation Day preceding the date the first Annuity payment is due plus (2) the product of (a) the value of the Accumulation Unit of each Sub-Account on that same day and (b) the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

     All annuity payments under any option will occur the same day of the month as the Annuity Commencement Date, based on the payment frequency selected by You. Available payment frequencies include monthly, quarterly, semi-annual and annual. The payment frequency may not be changed after payout has begun.

     Variable Annuity - The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of Annuity for each $1,000 of value of a Sub-Account under a Contract. The first monthly payment varies according to the form and type of Variable Payment Annuity selected. The Contract contains Variable Payment Annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly Variable Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

     The amount of the first monthly Variable Annuity payment is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity payment period, and in each subsequent month the dollar amount of the Variable Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

     The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of
(1) the net investment factor for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed investment rate of 5% per annum. The Annuity Unit value used in calculating the amount of the Variable Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the Annuity payment.

     LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.

     Fixed Annuity - Fixed Annuity payments are determined at annuitization by multiplying the Contract Value (less applicable Premium Taxes) by a rate to be determined by Royal which is no less than the rate specified in the Fixed Payment Annuity tables in the Contract. The Annuity payment will remain level for the duration of the Annuity.

                                  Other Information

     Assignment - Ownership of a Contract described herein is generally assignable. However, if the Contracts are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Contracts may not be transferred or assigned depending on the type of tax-qualified retirement plan involved. An assignment of a Non-Qualified Contract may subject the Contract values or assignment proceeds to income taxes and certain penalty taxes.

     Contract Modification - The Annuitant may not be changed; however, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by written notice to Royal.

     Royal reserves the right to modify the Contract, but only if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which Royal is subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification Royal will provide notice to You or to the payee(s) during the Annuity period. Royal may also make appropriate endorsement in the Contract to reflect such modification.

                            FEDERAL TAX CONSIDERATIONS

What are some of the federal tax consequences which affect these Contracts?

A.   GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.


B.   TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

1. NON-NATURAL PERSONS, CORPORATIONS, ETC. Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

     -    certain annuities held by structured settlement companies,

     - certain annuities held by an employer with respect to a terminated qualified retirement plan and

     -    certain immediate annuities.

     A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.


     If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

2. OTHER CONTRACT OWNERS (NATURAL PERSONS). A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

     The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

     a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

          i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

          ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

          iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

          iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

          v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

     b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE. Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

          i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

          ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

          iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

     c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS. Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may
          be treated as a new Contract for this purpose.   Hartford believes
          that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

     d.   10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
          PAYMENTS.

          i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

          ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

               1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

               2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

               3. Distributions attributable to a recipient's becoming disabled.

               4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

               5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

          e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982. If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the
               remaining "investment in the contract."   As a result, to
               the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

          f.   REQUIRED DISTRIBUTIONS

               i.   Death of Contract Owner or Primary Annuitant

                    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

                    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

                    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

                    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

               ii.  Alternative Election to Satisfy Distribution Requirements

                    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election must be made and payments must begin within a year of the death.

               iii. Spouse Beneficiary

                    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal continuation shall apply only once for this contract.

3. DIVERSIFICATION REQUIREMENTS. The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

     The Treasury Department's diversification regulations require, among other things, that:

     - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

     -    no more than 70% is represented by any two investments,

     -    no more than 80% is represented by any three investments and

     -    no more than 90% is represented by any four investments.

     In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

     A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

     We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT. In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

     The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

     In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

     The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

     Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

D.   FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

     1. NON-PERIODIC DISTRIBUTIONS. The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If there is no election to waive withholding, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

     2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR). The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

E.   GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.   ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                                    MISCELLANEOUS

                               How We Sell Our Annuity

     Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is a wholly owned subsidiary of Hartford Financial Services Group Inc. The principal business address of HSD is the same as that of the Hartford.

     The securities will be sold by salesperson of HSD who represent Royal as insurance and variable annuity agents and who are registered representatives.

     HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

     Commissions will be paid by Royal and will not be more than 6% of Premium Payments. From time to time, Royal may pay or permit other promotional incentives, in cash or credit or other compensation.

     Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable
insurance compensation.   Compensation is generally based on premium payments
made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

     In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Royal may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Royal out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

     The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Royal will credit the Contract with an additional 5.0% of the premium payment. This additional percentage of premium payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Royal; and (2) employees and registered representatives (and their families) of registered broker-dealers (or financial institutions affiliated therewith) that have a sales agreement with Royal and its principal underwriter to sell the Contracts.

                     Legal Matters and Experts

     There are no material legal proceedings pending to which the Separate Account is a party.

     Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary, Royal Life Insurance Company of America, P.O. Box 2999, Hartford, Connecticut 06104-2999.


The audited statutory financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory financial statements of Royal Life Insurance Company of America, as of and for the year ended December 31, 1998, which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.



The audited financial statements for 1997 included in this registration statement have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of PricewaterhouseCoopers LLP is 400 Renaissance Center, Detroit, Michigan 48243-1507.


                              Year 2000 Compliance

IN GENERAL The Year 2000 issue relates to the ability or inability of computer hardware, software and other information technology (IT) systems, as well as non-IT systems, such as equipment and machinery with imbedded chips and microprocessors, to properly process information and data containing or related to dates beginning with the year 2000 and beyond. The Year 2000 issue exists because, historically, many IT and non-IT systems that are in use today were developed years ago when a year was identified using a two-digit date field rather than a four-digit date field. As information and data containing or related to the century date are introduced to date sensitive systems, these systems may recognize the year 2000 as "1900", or not at all, which may result in systems processing information incorrectly. This, in turn, may significantly and adversely affect the integrity and reliability of information databases of IT systems, may cause the malfunctioning of certain non-IT systems, and may result in a wide variety of adverse consequences to a company. In addition, Year 2000 problems that occur with third parties with which a company does business, such as suppliers, computer vendors, distributors and others, may also adversely affect any given company.

The integrity and reliability of Royal's IT systems, as well as the reliability of its non-IT systems, are integral aspects of Royal's business. Royal issues insurance policies and annuities to individual and business customers, nearly all of which contain date sensitive data, such as policy expiration dates, birth dates and premium payment dates. In addition, various IT systems support communications and other systems. Royal also has business relationships with numerous third parties that affect virtually all aspects of Royal's business, including, without limitation, suppliers, computer hardware and software vendors, insurance agents and brokers, securities broker-dealers and other distributors of financial products, many of which provide date sensitive data to Royal, and whose operations are important to Royal's business.

INTERNAL YEAR 2000 EFFORTS AND TIMETABLE Beginning in 1990, Hartford Financial Services Group, Inc. ("Hartford"), Royal's ultimate controlling parent, began working on making its IT systems Year 2000 ready, either through installing new programs or replacing systems. Since January 1998, Royal's Year 2000 efforts have focused on the remaining Year 2000 issues related to IT and non-IT systems in all of Royal's business segments. These Year 2000 efforts include the following five main initiatives: (1) identifying and assessing Year 2000 issues;
(2) taking actions to remediate IT and non-IT systems so that they are Year 2000 ready; (3) testing IT and non-IT systems for Year 2000 readiness; (4) deploying such remediated and tested systems back into their respective production environments; and (5) conducting internal and external integrated testing of such systems. As of December 31, 1998, Royal substantially completed initiatives (1) through (4) of its internal Year 2000 efforts. Royal has begun initiative (5) and management currently anticipates that such activity will continue into the fourth quarter of 1999.

THIRD PARTY YEAR 2000 EFFORTS AND TIMETABLE Royal's Year 2000 efforts include assessing the potential impact on Royal of third parties' Year 2000 readiness. Royal's third party Year 2000 efforts include the following three main initiatives: (1) identifying third parties which have significant business relationships with Royal, including, without limitation, insurance agents, brokers, third party administrators, banks and other distributors and servicers of financial products, and inquiring of such third parties regarding their Year 2000 readiness; (2) evaluating such third parties' responses to Royal's inquiries; and (3) based on the evaluation of third party responses (or a third party's failure to respond) and the significance of the business relationship, conducting additional activities with respect to third parties as determined to be necessary in each case. These activities may include conducting additional inquiries, more in-depth evaluations of Year 2000 readiness and plans, and integrated IT systems testing. Royal has completed the first third party initiative and, as of early 1999, had substantially completed evaluating third party responses received. Royal has begun conducting the additional activities described in initiative (3) and management currently anticipates that it will continue to do so through the end of 1999. However, notwithstanding these third party Year 2000 efforts, Royal does not have control over these third parties and, as a result, Royal cannot currently determine to what extent future operating results may be adversely affected by the failure of these third parties to adequately address their Year 2000 issues.

YEAR 2000 COSTS The costs of Hartford's Year 2000 program that were incurred through the year ended December 31, 1997 were not material to Hartford's financial condition or results of operations. The after-tax costs of Hartford's Year 2000 efforts for the year ended December 31, 1998 were approximately $3 million. Management currently estimates that after-tax costs related to the Year 2000 program to be incurred in 1999 will be less than $10 million. These costs are being expensed as incurred.

RISKS AND CONTINGENCY PLANS If significant Year 2000 problems arise, including problems arising with third parties, failures of IT and non-IT systems could occur, which in turn could result in substantial interruptions in Royal's business. In addition, Royal's investing activities are an important aspect of its business and Royal may be exposed to the risk that issuers of investments held by it will be adversely impacted by Year 2000 issues. Given the uncertain nature of Year 2000 problems that may arise, especially those related to the readiness of third parties discussed above, management cannot determine at this time whether the consequences of Year 2000 related problems that could arise will have a material impact on Royal's financial condition or results of operations.

Royal is in the process of developing certain contingency plans so that if, despite its Year 2000 efforts, Year 2000 problems ultimately arise, the impact of such problems may be avoided or minimized. These contingency plans are being developed based on, among other things, known or reasonably anticipated circumstances and potential vulnerabilities. The contingency planning also includes assessing the dependency of Royal's business on third parties and their Year 2000 readiness. Royal currently anticipates that internal and external contingency plans will be substantially complete by the end of the second quarter of 1999. However, in many contexts, Year 2000 issues are dynamic, and ongoing assessments of business functions, vulnerabilities and risks must be made. As such, new contingency plans may be needed in the future and/or existing plans may need to be modified as circumstances warrant.

            INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of the employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

     Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

          -    after the participating employee attains age 59 1/2;

          -    upon separation from service;

          -    upon death or disability; or

          - in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

     Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.

     Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation (typically 25% of gross compensation) or, for 1999, $8,000 (indexed), whichever is less. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age.

     All of the assets and income of an eligible Deferred Compensation Plan established by a governmental employer after August 20, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Eligible Deferred Compensation Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

     In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

          -    attains age 70 1/2,

          -    separates from service,

          -    dies, or

          - suffers an unforeseeable financial emergency as defined in the Code.

     Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

4.   INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408

     TRADITIONAL IRAS. Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA.
     Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be "rolled-over" to an IRA on a tax-deferred basis.

     SIMPLE IRAS. Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

     ROTH IRAS. Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

5. FEDERAL TAX PENALTIES AND WITHHOLDING Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

     (a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distributions that is:

            -  Made on or after the date on which the employee reaches age 59
               1/2;

            - Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

            - Attributable to the employee's becoming disabled (as defined in the Code);

            - Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

            - Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

            - Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

          In addition, the 10% penalty tax does not apply to a distribution from an IRA that is:

            - Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

            - Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

            - A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

          If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

     (b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

          An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

            -  the calendar year in which the individual attains age 70 1/2; or

            - the calendar year in which the individual retires from service with the employer sponsoring the plan.

          The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

          The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

            - the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

            - over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

          Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

          If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

          If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

     (c) WITHHOLDING In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

          Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from such other tax-qualified retirement plans unless such distributions are:

          - the non-taxable portion of the distribution;

          - required minimum distributions; or

          - direct transfer distributions.

          Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

     Certain states require withholding of state taxes when federal income tax is withheld.

                                  Table of Contents
                                          To
                         Statement of Additional Information


Section                                                                    Page
-------                                                                    ----
Description of Royal Life Insurance Company of America                       3
Safekeeping of Assets                                                        3
Independent Public Accountants                                               3
Distribution of Contracts                                                    3
Calculation of Yield and Return                                              4
Performance Comparisons                                                      6
Financial Statements                                                         8


This form must be completed for all tax-sheltered annuities.


SECTION 403(b)(11) ACKNOWLEDGMENT FORM


The Royal Variable Annuity Contract that you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

     a.   Attained age 59 1/2,
     b.   Separated from service,
     c.   Died, or
     d.   Become disabled.

Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Royal Variable Annuity. Please refer to your Plan.

Please complete the following and return to:

Royal Life Insurance Company
Individual Annuity Services
P.O. Box 5085
Royal, CT 06102-5085

- - - - - - - - - - - - - - - - - - - - - - -


Name of You/Participant
Address
City or Plan/School District
Date:
Contract No:
Signature:

- - - - - - - - - - - - - - - - - - - - - - -


To Obtain a Statement of Additional Information, please complete the form below and mail to:

     Royal Life Insurance Company
     Attn:  Individual Annuity Services
     P.O. Box 5085
     Hartford, CT 06102-5085


Please send a Statement of Additional Information for (Marketing Name) to me at the following address:



----------------------------------
Name


----------------------------------
Address


----------------------------------
City/State                Zip Code


- - - - - - - - - - - - - - - - - - - - - - -

                                        PART B

                         STATEMENT OF ADDITIONAL INFORMATION

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                                 SEPARATE ACCOUNT ONE


This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Royal Life Insurance Company
of America Attn:   Individual Annuity Services, P.O. Box 5085, Hartford, CT
06102-5085.





Date of Prospectus: May 3, 1999

Date of Statement of Additional Information: May 3, 1999

                                  TABLE OF CONTENTS


SECTION                                                                     PAGE
-------                                                                     ----

DESCRIPTION OF ROYAL LIFE INSURANCE COMPANY OF AMERICA . . . . . . . . . . .  3

SAFEKEEPING OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

INDEPENDENT PUBLIC ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .  3

DISTRIBUTION OF CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . .  3

CALCULATION OF YIELD AND RETURN. . . . . . . . . . . . . . . . . . . . . . .  4

PERFORMANCE COMPARISONS. . . . . . . . . . . . . . . . . . . . . . . . . . .  6

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

               DESCRIPTION OF ROYAL LIFE INSURANCE COMPANY OF AMERICA

Royal Life Insurance Company of America ("Royal") is a stock life insurance company engaged in the business of writing life insurance in all states of the United States and the District of Columbia. Royal was originally
incorporated under the laws of Connecticut on September 16, 1963.   Its
offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Royal is a wholly owned subsidiary of Hartford Life Insurance Company. On December 31, 1997, all of the common stock of Royal was purchased from Royal Maccabees Life Insurance Company. Royal is ultimately controlled by Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


                               SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Royal. The assets are kept physically segregated and are held separate and apart from Royal's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                           INDEPENDENT PUBLIC ACCOUNTANTS

The audited statutory financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory financial statements of Royal Life Insurance Company of America, as of and for the year ended December 31, 1998, which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.



The audited financial statements for 1997 included in this registration statement have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of PricewaterhouseCoopers LLP is 400 Renaissance Center, Detroit, Michigan 48243-1507.


                             DISTRIBUTION OF CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account and will offer the Contracts on a continuous basis.

HSD is a wholly-owned subsidiary of Hartford Financial Services Group Inc. The principal business address of HSD is the same as Royal.

The securities will be sold by salespersons of HSD, who represent Royal as insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

                           CALCULATION OF YIELD AND RETURN

YIELD AND EFFECTIVE YIELD OF THE MONEY MARKET FUND SUB-ACCOUNT. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the Money Market Fund Sub-Account for a seven day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

                                                           365/7
                Effective Yield = [(Base Period Return + 1)     ] - 1

THE MONEY MARKET FUND SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.

     Sub-Account                 Yield               Effective Yield
     -----------                 -----               ---------------
     Money Market*               3.52%                    3.59%

* Yield and effective yield for the seven day period ending December 31, 1998


CALCULATION OF YIELD. As summarized in the Prospectus under the heading "Performance Related Information," certain Sub-Accounts may advertise yield in addition to total return. Yield will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.

THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30 day period were computed by dividing the dividends and interest earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Example:

                                                             6
Current Yield Formula for the Sub-Account  2[((A-B)/(CD) + 1)  - 1]

Where     A = Dividends and interest earned during the period.
          B = Expenses accrued for the period (net of reimbursements).
          C = The average daily number of units outstanding during the period that were entitled to receive dividends.
          D = The maximum offering price per unit on the last day of the period.


     Sub-Account                        Yield
     -----------                        -----
     Bond**                             4.61%
     High Yield**                       7.56%
     Mortgage Securities**              4.84%

** Yield quotation based on a 30-day period ended December 31, 1998.


At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in a Sub-Account over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.


   STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1998

------------------------------------------------------------------------------
SUB-ACCOUNT             INCEPTION     1 YEAR   5 YEAR    10 YEAR      SINCE
                           DATE                                     INCEPTION
------------------------------------------------------------------------------
Bond                      9/1/98       N/A       N/A       N/A       -6.45%
------------------------------------------------------------------------------
High Yield               10/1/98       N/A       N/A       N/A       -5.51%
------------------------------------------------------------------------------
Index                     9/1/98       N/A       N/A       N/A       14.57%
------------------------------------------------------------------------------
Money Market              9/1/98       N/A       N/A       N/A       -7.76%
------------------------------------------------------------------------------
Mortgage Securities       9/1/98       N/A       N/A       N/A       -7.74%
------------------------------------------------------------------------------

     NON-STANDARDIZED ANNUALIZED TOTAL RETURN THAT PRE-DATE THE INCEPTION
        DATE OF THE SEPARATE ACCOUNT FOR YEAR ENDED DECEMBER 31, 1998

------------------------------------------------------------------------------
SUB-ACCOUNT             INCEPTION     1 YEAR   5 YEAR    10 YEAR      SINCE
                           DATE                                     INCEPTION
------------------------------------------------------------------------------
Bond                     8/31/77       6.80%    5.92%     7.51%        N/A
------------------------------------------------------------------------------
High Yield               10/1/98        N/A      N/A       N/A        3.49%
------------------------------------------------------------------------------
Index                     5/1/87      26.47%   21.84%    16.89%        N/A
------------------------------------------------------------------------------
Money Market             6/30/80       3.96%    3.79%     4.21%        N/A
------------------------------------------------------------------------------
Mortgage Securities       1/1/85       5.39%    5.59%     6.93%        N/A
------------------------------------------------------------------------------


In addition to the standardized total return, the Sub-Accounts may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

As the Sub-Accounts have not been in existence for more than one year, no non-standardized returns are shown here.

                              PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
       Royal Life Insurance Company of America:



We have audited the accompanying statutory balance sheet of Royal Life Insurance Company of America (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1998, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of the Company as of December 31, 1998, and the results of its operations and its cash flows for the year then ended.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1998, and the results of its operations and its cash flows for the year ended December 31, 1998 in conformity with statutory accounting practices as described in Note 1.


                                                     /s/ Arthur Andersen LLP



Hartford, Connecticut
January 26, 1999

                      [Letterhead of PricewaterhouseCoopers LLP]

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Royal Life Insurance Company of America:

We have audited the accompanying statement of admitted assets, liabilities, capital and surplus (statutory basis of accounting) of Royal Life Insurance Company of America and Subsidiaries as of December 31, 1997, and the related statements of operations, capital and surplus and cash flows (statutory basis of accounting) for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note A to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Royal Life Insurance Company of America and Subsidiaries as of December 31, 1997, or the results of its operations or its cash flows for the year then ended.


In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of Royal Life Insurance Company of America and Subsidiaries as of December 31, 1997, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note A.






/s/ PricewaterhouseCoopers LLP

Detroit, Michigan
February 6, 1998

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                                    BALANCE SHEETS
                                  (STATUTORY BASIS)
                                        ($000)

                                                                              AS OF DECEMBER 31,
                                                                    -------------------------------------
                                                                       1998                     1997
                                                                    -----------             -------------
                                                                    (Successor)             (Predecessor)
ASSETS
     Bonds                                                          $    5,717              $     5,583
     Cash and Short-Term Investments                                     4,740                    4,311
                                                                    -----------             -------------
     TOTAL CASH AND INVESTED ASSETS                                     10,457                    9,894
                                                                    -----------             -------------

     Investment Income Due and Accrued                                      36                      106
     Guaranty Funds Receivable on Deposit                                  104                        -
                                                                    -----------             -------------

     TOTAL ASSETS                                                   $   10,597              $    10,000
                                                                    -----------             -------------
                                                                    -----------             -------------

LIABILITIES

     Agrregate Reserves for Future Benefits
            Annuity                                                 $        -              $         -
            Life                                                             -                        -
     Policy and Contract Claims                                              -                        -
     Taxes, Licenses and Fee Due and Accrued                                11                        -
     Federal Income Taxes Accrued                                          172                        -
     Remittances and Items Not Allocated                                     4                        -
     Asset Valuation Reserve                                                 3                        -
     Payable to Parents, Subsidiaries and Affiliates                        23                        -
                                                                    -----------             -------------

      TOTAL LIABILITIES                                                    213                        0
                                                                    -----------             -------------

CAPITAL AND SURPLUS

     Common Stock                                                        2,500                    2,500
     Gross Paid-In and Contributed Surplus                               7,569                    7,500
     Unassigned Funds                                                      315                        -
                                                                    -----------             -------------

     TOTAL CAPITAL AND SURPLUS                                          10,384                   10,000
                                                                    -----------             -------------

TOTAL LIABILITIES, CAPITAL AND SURPLUS                              $   10,597              $    10,000
                                                                    -----------             -------------
                                                                    -----------             -------------


                    The accompanying notes are an integral part of
                     these statutory basis financial statements.

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                               STATEMENTS OF OPERATIONS
                                  (STATUTORY BASIS)
                                        ($000)

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                    -------------------------------------
                                                                       1998                     1997
                                                                    -----------             -------------
                                                                    (Successor)             (Predecessor)
REVENUES
  Premiums and annuity considerations                               $       -               $      19,492
  Net investment income                                                     570                    22,209
  Amortization of interest maintenance reserve                              -                         127
  Commissions and expense allowances on reinsurance ceded                    17                        -
                                                                    -----------             -------------
    TOTAL REVENUES                                                          587                    41,828
                                                                    -----------             -------------

BENEFITS AND EXPENSES

  Decrease in future policy benefit reserves                                -                    (280,477)
  Reserves transferred                                                      -                     267,772
  Annuity benefits                                                          -                       5,516
  Surrender benefits                                                        -                      43,049
  Death benefits                                                            -                         846
  Other benefits to policyholders and beneficiaries                         -                          61
  Commissions, net                                                           17                       373
  General and administrative expenses                                       -                       1,671
  Taxes, licenses and fees                                                   80                    (1,116)
  Other expense (income), net                                               -                          65
                                                                    -----------             -------------
    TOTAL BENEFITS AND EXPENSES                                              97                    37,760
                                                                    -----------             -------------

NET GAIN FROM OPERATIONS

    BEFORE FEDERAL INCOME TAX EXPENSE                                       490                     4,068

    Federal Income Tax Expense                                              172                     1,390
                                                                    -----------             -------------
NET GAIN FROM OPERATIONS                                                    318                     2,678


    Net Realized Capital Losses, after tax                                  -                        (566)
                                                                    -----------             -------------

NET INCOME                                                          $       318             $       2,112
                                                                    -----------             -------------
                                                                    -----------             -------------

                    The accompanying notes are an integral part of
                     these statutory basis financial statements.

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                     STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                                  (STATUTORY BASIS)
                                        ($000)

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                    -------------------------------------
                                                                       1998                     1997
                                                                    -----------             -------------
                                                                    (Successor)             (Predecessor)
COMMON STOCK,
    Beginning and End of Year                                      $      2,500            $        2,500
                                                                    -----------             -------------

GROSS PAID-IN AND CONTRIBUTED SURPLUS

    Balance, Beginning of Year                                     $      7,500            $       54,350
    Net Transfer (to) from Parent                                            69                   (46,850)
                                                                    -----------             -------------
    BALANCE, END OF YEAR                                           $      7,569            $        7,500
                                                                    -----------             -------------

UNNASSIGNED FUNDS

    Balance, Beginning of Year                                     $        -              $        9,029

    Net Income                                                              318                     2,112
    Net Unrealized Capital (Losses)
      Gains                                                                 -                     (10,452)
    Decrease (Increase) in Asset
      Valuation Reserve                                                      (3)                    3,037
    Decrease in Nonadmitted Assets                                          -                          51
    Net Transfer to Parent                                                  -                      (3,777)
                                                                    -----------             -------------
    Balance, End of Year                                           $        315            $          -
                                                                    -----------             -------------

TOTAL CAPITAL AND SURPLUS,

    End of Year                                                    $    10,384             $       10,000
                                                                    -----------             -------------
                                                                    -----------             -------------

                    The accompanying notes are an integral part of
                     these statutory basis financial statements.

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                               STATEMENTS OF CASH FLOWS
                                  (STATUTORY BASIS)
                                        ($000)

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                    -------------------------------------
                                                                       1998                     1997
                                                                    -----------             -------------
                                                                    (Successor)             (Predecessor)
      OPERATIONS
           Premiums and Annuity Considerations                     $         17             $      19,910
           Investment Income                                                675                    26,814
                                                                    -----------             -------------
            Total Income                                                    692                    46,724
                                                                    -----------             -------------

           Policy Claims                                                    -                      49,832
           Commissions and Other Expenses                                    86                     2,172
           Federal Income Tax Payments                                      -                       1,155
           Reserves Ceded                                                   -                     267,772
                                                                    -----------             -------------
            Total Benefits and Expenses                                      86                   320,931

           NET CASH FROM (USED in) OPERATIONS                               606                  (274,207)
                                                                    -----------             -------------

      PROCEEDS FROM INVESTMENTS


           Bonds                                                          2,159                   290,444
           Stocks                                                           -                      29,001
           Mortgage Loans                                                   -                         206
           Real Estate                                                      -                       1,187
                                                                    -----------             -------------


            NET INVESTMENT PROCEEDS                                       2,159                   320,838
                                                                    -----------             -------------

           TAX REFUND ON CAPITAL LOSSES                                     -                           5
                                                                    -----------             -------------

            TOTAL PROCEEDS                                                2,765                    46,636
                                                                    -----------             -------------

      COST OF INVESTMENTS ACQUIRED


           Bonds                                                          2,328                     4,845
           Mortgage Loans                                                   -                         -
           Real Estate                                                      -                         -
           Net (Decrease) Increase in Policy Loans                          -                      (3,802)
                                                                    -----------             -------------

           TOTAL INVESTMENTS ACQUIRED                                     2,328                     1,043
                                                                    -----------             -------------

      OTHER CASH APPLIED (PROVIDED)

      Net Transfer to Parent                                                (69)                   50,627

      Other                                                                  77                    (6,439)
                                                                    -----------             -------------

           TOTAL OTHER CASH APPLIED (PROVIDED)                                8                    44,188
                                                                    -----------             -------------

           TOTAL APPLICATIONS (PROVIDED)                                  2,336                    45,231
                                                                    -----------             -------------

      NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                         429                     1,405

      CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                  4,311                     2,906
                                                                    -----------             -------------

      CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                 $     4,740             $       4,311
                                                                    -----------             -------------
                                                                    -----------             -------------


                    The accompanying notes are an integral part of
                     these statutory basis financial statements.

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                            NOTES TO FINANCIAL STATEMENTS
                                 (STATUTORY BASIS)
                                 DECEMBER 31, 1998
                    (Amounts in thousands unless otherwise stated)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          ORGANIZATION
          Royal Life Insurance Company of America ("Royal", the "Successor" or the "Company"), is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"), which is majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT").
          On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing 18.6% of the equity ownership of HLI. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company.

          Effective December 31, 1997, all of the common stock of the Company was purchased from Royal Maccabees Life Insurance Company (Royal Maccabees). Hereafter the Company with respect to information as of and prior to December 31, 1997, will be defined as the Predecessor. Prior to the sale, the insurance business of the Predecessor was transferred to Royal Maccabees as part of a coinsurance/assumption reinsurance agreement. The Predecessor offered individual annuities contracts, as well as, a complete line of ordinary and universal life insurance. As of December 31, 1997, the Company is not writing any new business. Royal is licensed in several states and sales are planned to commence in 1999.

          BASIS OF PRESENTATION
          The accompanying Royal statutory basis financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

          Current prescribed statutory accounting practices include accounting publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass accounting practices approved by State Insurance Departments. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

          Final approval of the NAIC's proposed "Comprehensive Guide" or statutory accounting principles was distributed in 1998. The requirements are effective January 1, 2001, and are not expected to have a material impact on statutory surplus of the Company.

          The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

          Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                            NOTES TO FINANCIAL STATEMENTS
                                 (STATUTORY BASIS)
                                 DECEMBER 31, 1998
                    (Amounts in thousands unless otherwise stated)


(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

(4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

(5) excluding certain GAAP assets designated as non-admitted assets (e.g., negative interest maintenance reserve, past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

(6) establishing accruals for post-retirement and post-employment health care benefits currently, or using a twenty year phase-in approach, whereas GAAP liabilities are recorded upon adoption of the applicable standard;

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets, as well as, the accounting for retroactive reinsurance which is immediately charged to surplus for statutory accounting purposes whereas GAAP precludes immediate gain recognition unless the ceding enterprise's liability to its policyholders is extinguished;

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                            NOTES TO FINANCIAL STATEMENTS
                                 (STATUTORY BASIS)
                                 DECEMBER 31, 1998
                    (Amounts in thousands unless otherwise stated)


(9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital gains (losses) on securities net of tax". For statutory reporting purposes, Change in Net Unrealized Capital Gains (Losses) on Common Stocks and Other Invested Assets includes the change in unrealized gains (losses) on common stock reported at fair value; and

(10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

     There were no significant differences in net income or capital and surplus as of and for the year ended December 31, 1998 between GAAP and statutory accounting practices. The effects on the Predecessor financial statements as of and for the year ended December 31, 1997, of the variances between GAAP and statutory accounting principles, although not reasonably determinable, are presumed to be material.

     AGGREGATE RESERVES FOR FUTURE BENEFITS AND CONTRACT CLAIMS
     Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Mortality Tables and various valuation rates ranging from 3% to 6%.

     The Predecessor reinsured portions of certain policies that were underwritten to limit disproportionate risks. The Predecessor had standard coinsurance and yearly renewable term reinsurance agreements with several companies. As of December 31, 1997, the Company is not writing any new business.

     As part of the sales agreement of the Predecessor to Hartford Life Insurance Company, the Predecessor ceded 100% of all business to Royal Maccabees which was not otherwise ceded through a standard coinsurance agreement. This coinsurance/assumption agreement will remain in effect until all existing business is novated to Royal Maccabees.

     The Predecessor is contingently liable with respect to reinsurance in the event assuming reinsurers are unable to meet their obligations.

     INVESTMENTS
     Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Short-term investments consist of money market funds and are stated at cost, which approximates fair value. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                            NOTES TO FINANCIAL STATEMENTS
                                 (STATUTORY BASIS)
                                 DECEMBER 31, 1998
                    (Amounts in thousands unless otherwise stated)

     The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve increased by $
     (3) in 1998 and decreased by $3,037 in 1997. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes not included in IMR are reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis.

     MORTGAGE LOANS
     Mortgage loans are carried at their aggregate unpaid balances, which approximates fair value. The maximum percentage of any one mortgage loan to the value of collateral at the time of the loan is 75 percent. Property insurance is required on all properties covered by mortgage loans.
     Mortgage loans are collateralized by real estate located primarily in the Midwestern United States. From time to time, the Company acquires real estate holdings through foreclosures of commercial mortgages. Real estate held for sale is recorded at the lower of cost or its market value at the date of foreclosure.

     Unrealized losses on real estate at the date of foreclosure are recorded directly to surplus, as permitted by the Insurance Department of the State of Connecticut.


2. INVESTMENTS:
   (a)  COMPONENTS OF NET INVESTMENT INCOME

                                                        1998           1997
                                                    -----------    -------------
                                                    (SUCCESSOR)    (PREDECESSOR)
Interest income from bonds and short-term           $      564     $      21,653
  investments
Interest income from policy loans                        -                   328
Interest and dividends from other investments                6               603
                                                    -----------    -------------
Gross investment income                                    570            22,584
     Investment expenses                               -                     375
                                                    -----------    -------------
Net investment income                               $      570     $      22,209
                                                    -----------    -------------
                                                    -----------    -------------

   (b) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                                        1998           1997
                                                    -----------    -------------
                                                    (SUCCESSOR)    (PREDECESSOR)
Gross unrealized capital gains                      $        98    $         74
Gross unrealized capital losses                          -                -
                                                    -----------    -------------
Net unrealized capital gains                                 98              74
Balance at beginning of year                                 74           6,435
                                                    -----------    -------------
Change in net unrealized capital gains
(losses) on bonds and short-term investments        $        24    $     (6,361)
                                                    -----------    -------------
                                                    -----------    -------------

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                            NOTES TO FINANCIAL STATEMENTS
                                 (STATUTORY BASIS)
                                 DECEMBER 31, 1998
                    (Amounts in thousands unless otherwise stated)


   (c) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)


                                                        1998           1997
                                                    -----------    -------------
                                                    (SUCCESSOR)    (PREDECESSOR)
     Bonds and short-term investments               $          -   $        187
     Real estate and other                               -                 (871)
                                                    -----------    -------------
     Realized capital losses                             -                 (684)
     Capital gains benefit                               -                 (240)
                                                    -----------    -------------
     Net realized capital losses                         -                 (444)
     Amounts transferred to IMR                          -                  122
                                                    -----------    -------------
     Net realized capital losses                    $    -         $       (566)
                                                    -----------    -------------
                                                    -----------    -------------

     (d)  OFF-BALANCE SHEET INVESTMENTS
     The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1998.

     (e) CONCENTRATION OF CREDIT RISK
     The Company has invested in the short-term securities of a single issuer, TRW, Inc., in an amount greater than 10% of Company capital and surplus. The statement value of this investment was $4,829 as of December 31, 1998. The NAIC rating on this holding was 1. Excluding this and U.S. government and government agency investments, the Company had no other significant concentration of credit risk as of December 31, 1998.

     (f) BONDS AND SHORT-TERM INVESTMENTS

                                                                      GROSS           GROSS       ESTIMATED
                                                      AMORTIZED     UNREALIZED     UNREALIZED        FAIR
                      1998 (SUCCESSOR)                   COST         GAINS          LOSSES         VALUE
-------------------------------------------------     -----------------------------------------------------
U.S. government and government agencies and
authorities:
      -Guaranteed and sponsored                        $ 5,717        $   98         $  -          $ 5,815
Short-term investments                                   4,829             -            -            4,829
                                                       -----------------------------------------------------
Total bonds and short-term investments                 $10,546        $   98         $  -          $10,644
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------


                                                                      GROSS           GROSS       ESTIMATED
                                                      AMORTIZED     UNREALIZED     UNREALIZED        FAIR
                      1997 (PREDECESSOR)                 COST         GAINS          LOSSES         VALUE
-------------------------------------------------     -----------------------------------------------------
U.S. government and government agencies and
authorities:
     -Guaranteed and sponsored                         $ 5,583        $   74            -          $ 5,657
                                                       -----------------------------------------------------
Total bonds and short-term investments                 $ 5,583        $   74            -          $ 5,657
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                            NOTES TO FINANCIAL STATEMENTS
                                 (STATUTORY BASIS)
                                 DECEMBER 31, 1998
                    (Amounts in thousands unless otherwise stated)


     The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 1998 by estimated maturity year are shown below. Expected maturities differ from contractual maturities due to call or repayment provisions.

                                                             ESTIMATED
                                            AMORTIZED           FAIR
                                              COST             VALUE
                                            ---------        ---------
                   Maturity
                   --------
      One year or less                      $   7,736        $   7,808
      Over one year through five years          2,810            2,836
                                            ---------        ---------
      Total                                 $  10,546        $  10,644
                                            ---------        ---------
                                            ---------        ---------

   Proceeds from sales and maturities of investments in bonds during 1998 and 1997, were $2,159 and $290,444, respectively, resulting in gross realized gains of $0 and $215, respectively, and gross realized losses of $0 and $28, respectively, before transfers to IMR.

   Bonds with a carrying value of $5,717 were on deposit as of December 31, 1998 with various regulatory authorities as required.

   (g) FAIR VALUE OF FINANCIAL INSTRUMENTS BALANCE SHEET ITEMS:

                                         1998                  1997
                                         ----                  ----
                                   (Successor)             (Predecessor)
                                            ESTIMATED                 ESTIMATED
                                 CARRYING      FAIR       CARRYING      FAIR
                                  AMOUNT      VALUE        AMOUNT       VALUE
                                 ----------------------------------------------
     Assets
         Bonds                    $5,717      $5,815       $5,583       $5,657
         Cash and short-term      $4,740      $4,740       $4,311       $4,311
          investments

The estimated fair value of bonds and short-term investments was determined by the Company and Predecessor primarily using NAIC market values.

3. AGGREGATE RESERVES FOR FUTURE BENEFITS
     The Company's existing reserves consist of life deferred fixed annuities and supplementary contracts. The Company cedes 100% of its insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve Royal of its primary liability. There were no material reinsurance recoverables from reinsurers outstanding as of, and for the years ended, December 31, 1998 and 1997.

     A summary of reinsurance information as of and for the years ended December 31, follows:

1998 (SUCCESSOR)                                   DIRECT     CEDED        NET
----------------                                  --------   -------      -----
Premiums and Annuity Considerations               $  1,937  $ (1,937)     $   -
Death, Annuity, Surrender and Other Benefits         1,450    (1,450)         -
Aggregate Reserves for Future Benefits              19,426   (19,426)         -
Policy and Contract Claims                             400      (400)         -

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                            NOTES TO FINANCIAL STATEMENTS
                                 (STATUTORY BASIS)
                                 DECEMBER 31, 1998
                    (Amounts in thousands unless otherwise stated)

1997 (PREDECESSOR)                               DIRECT      CEDED        NET
------------------                              --------   ---------    -------
Premiums and Annuity Considerations             $ 20,253   $   (761)    $19,492
Death, Annuity, Surrender and Other Benefits      50,755     (1,283)     49,472
Aggregate Reserves for Future Benefits            86,749    (86,749)          -
Policy and Contract Claims                             5         (5)          -

    Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 1998 are as follows:

                                                                                               % OF
    Subject to discretionary withdrawal:                                       AMOUNT          TOTAL
    ------------------------------------                                      --------        ------
    At book value less current surrender charge of 5% or more                 $    738          4.1%
                                                                              --------        ------
    Total with adjustment or at market value                                       738          4.1%
    At book value without adjustment (minimal or no charge or adjustment)       16,792         92.8%

    Not subject to discretionary withdrawal                                        553          3.1%
                                                                              --------        ------
                                                                                18,083        100.0%

    Reinsurance ceded                                                          (18,083)
                                                                              --------
    Total, net                                                                $  -
                                                                              --------
                                                                              --------

4. RELATED PARTY TRANSACTIONS:
     There were no significant related party transactions as of and for the year ended December 31, 1998. Approximately $1,196 of general expenses incurred by the Predecessor in 1997 represent direct and indirect expenses allocated from Royal Maccabees and related entities. Direct expenses are based on bills specifically paid for expenses of the Predecessor. The indirect expenses are costs incurred by Royal Maccabees and affiliates for the benefit of the Predecessor and are billed based on internal time studies or studies of other services provided. Also, $703 of IMR was transferred to Royal Maccabees in 1997 concurrent with the coinsurance/assumption reinsurance agreement. Additionally, $150 of the Predecessor's investment expenses in 1997 represent charges from Royal Investment Management Company.

5. PREDECESSOR INVESTMENT IN UNCONSOLIDATED SUBSIDIARIES:
     On December 31, 1997, the Predecessor sold its investment in subsidiaries to Royal Maccabees. The financial position as of December 31, 1997, and the results of operations for the year then ended of the Predecessor's unconsolidated subsidiaries are summarized as follows:

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                            NOTES TO FINANCIAL STATEMENTS
                                 (STATUTORY BASIS)
                                 DECEMBER 31, 1998
                    (Amounts in thousands unless otherwise stated)

                                                                  1997
                                                              (PREDECESSOR)
                                                              -------------
       Cash and invested assets                                    $     -
       Other admitted assets                                             -
                                                                   -------------
                                                                   $     -
                                                                   -------------
                                                                   -------------
       Liabilities                                                 $     -
       Capital and surplus                                               -
                                                                   -------------
                                                                   $     -
                                                                   -------------
                                                                   -------------

       Premium and annuity considerations                          $     90,424
       Investment income, net                                            53,103
       Benefit and reserve changes                                      130,370
       Other expenses                                                     9,884
                                                                   -------------

       Net income                                                         3,273
       Other charges to surplus, net                                    (43,569)
                                                                   -------------

       Increase/(decrease) in capital and surplus for the  year    $    (40,296)
                                                                   -------------
                                                                   -------------


6. FEDERAL INCOME TAXES:
     The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were filing separate Federal, state and local income tax returns.

     As long as The Hartford continues to own at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the intention of The Hartford and its non-life subsidiaries to file a single
     consolidated Federal income tax return.   The life insurance companies will
     file a separate consolidated Federal income tax return.

     The Predecessor filed a consolidated federal income tax return with Royal Maccabees and other subsidiaries for the period through the date of sale, December 31, 1997. Income tax expense or benefit was allocated to the Predecessor on a separate return basis. The Predecessor paid or recovered from Royal Maccabees the amount of the expense or benefit.

     Federal income taxes (received) paid by the Company and Predecessor were $0 and $1,150 in 1998 and 1997, respectively. The effective tax rate was 35% and 34% in 1998 and 1997, respectively. Reconciliations of the tax provision at the U.S. Federal Statutory rate to Federal income tax (benefit) expense for each of the years ended December 31, 1998 and 1997 were not significant.


7. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

     The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations for the previous year. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1998 and 1997. The amount available for dividend in 1999 is $788.

                       ROYAL LIFE INSURANCE COMPANY OF AMERICA
                            NOTES TO FINANCIAL STATEMENTS
                                 (STATUTORY BASIS)
                                 DECEMBER 31, 1998
                    (Amounts in thousands unless otherwise stated)


8. PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:
     HLI's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. HLI's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. Federal income tax purposes. Generally, pension costs are funded through the purchase of affiliated group pension contracts. The cost to HLI was approximately $9,000 in 1998 and $7,000 in 1997.

     HLI also provides, through The Hartford, certain health care and life insurance benefits for eligible retired employees. A substantial portion of HLI's employees may become eligible for these benefits upon retirement. HLI's contribution for health care benefits will depend on the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap which limits average company contributions. HLI has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense, allocated by The Hartford, was immaterial to the results of operations for 1998 and 1997.

     The assumed rate in the per capita cost of health care (the health care trend rate) was 7.8% for 1998, decreasing ratably to 5.0% in the year 2003. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions, the effect will be amortized over the average future service of covered employees.

9. COMMITMENTS AND CONTINGENCIES:
     As of December 31, 1998, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the normal course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to capital and surplus, operations and liquidity of the Company.

     For business previously written, the Predecessor was involved in litigation from time to time with claimants, beneficiaries and others, and a number of lawsuits were pending as of December 31, 1997. There are pending legal proceedings within the ordinary course of business which, under the terms of the coinsurance/assumption reinsurance agreement, are now the responsibility of Royal Maccabees.

     The Predecessor participated in the various guaranty funds existing in the states in which the Predecessor wrote business. The Predecessor is not aware of any liabilities for future assessments as of December 31, 1997. As the Company is not writing any new business as of December 31, 1997, guaranty funds were not assessed for the year ended December 31, 1998.

                                PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) All financial statements are included in Part A and Part B of the Registration Statement.

     (b) (1) Resolution of the Board of Directors of Royal Life Insurance Company of America ("Royal") authorizing the establishment of the Separate Account.(1)

     (2)  Not applicable.

     (3)  (a)  Principal Underwriter Agreement.(1)

     (3)  (b)  Form of Dealer Agreement.(1)

     (4)  Form of Individual Flexible Premium Variable Annuity Contract.(2)

     (5)  Form of Application.(2)

     (6)  (a)  Certificate of Incorporation of Royal.(2)

     (6)  (b)  Bylaws of Royal.(2)

     (7)  Not applicable.

     (8)  Fund Participation Agreement.(1)

     (9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel, and Corporate Secretary.

     (10) (a)  Consent of Arthur Andersen LLP, Independent Public Accountants.

     (10) (b) Consent of PricewaterhouseCoopers LLP, Independent Public Accountants.

     (11) No financial statements are omitted.

     (12) Not applicable.

     (13) Not applicable.

     (14) Not applicable.


--------------------

(1) Incorporated by reference to the Pre-Effective Amendment No. 1 of Registration Statement No. 333-65187 filed on February 5, 1999.
(2) Incorporated by reference to the initial filing of Registration Statement No. 333-65187 filed on October 1, 1998.

     (15) Copy of Power of Attorney.

     (16) Organizational Chart.

Item 25.  Directors and Officers of the Depositor

--------------------------------------------------------------------------------
NAME                     POSITION WITH ROYAL
--------------------------------------------------------------------------------
Gregory A. Boyko         Senior Vice President and Treasurer, Director*
--------------------------------------------------------------------------------
Mary Jane Fortin         Chief Accounting Officer
--------------------------------------------------------------------------------
Lynda Godkin             Senior Vice President, General Counsel and Corporate
                         Secretary, Director*
--------------------------------------------------------------------------------
Thomas M. Marra          Director*
--------------------------------------------------------------------------------
Craig R. Raymond         Senior Vice President and Chief Actuary
--------------------------------------------------------------------------------
Charles F. Shabunia      Vice President and Controller
--------------------------------------------------------------------------------
Lowndes A. Smith         President, Director*
--------------------------------------------------------------------------------
Raymond P. Welnicki      Director*
--------------------------------------------------------------------------------
Lizabeth H. Zlatkus      Senior Vice President, Director*
--------------------------------------------------------------------------------


Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

          Filed herewith as Exhibit 16.

Item 27.  Number of Contract Owners

          Not Applicable


Item 28.  Indemnification

          Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

          The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. 33-771(a). Additionally, pursuant to Conn. Gen. Stat. 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

          The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

          Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify only a director that was successful on the merits in a suit, the Registrant's bylaws state:

          "The Company shall indemnify to the full extent authorized or permitted by law any person made, or threatened to be made a party to an action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he, his testator or intestate is or was a Director, Officer or employee of the company or serves or served any other enterprise at the request of the corporation. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Laws, agreement, vote of Shareholders or disinterested Directors or otherwise, and shall continue as to a person who has ceased to be a Director, Officer, employee or agent shall inure to the benefit or the heirs, executors and administrators of such a person."

          Additionally, the directors and officers of Royal and Hartford Securities

          Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriters

          (a) HSD acts as principal underwriter for the following investment companies:

               Hartford Life Insurance Company - Separate Account One
               Hartford Life Insurance Company - Separate Account Two
               Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
               Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
               Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
               Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
               Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
               Hartford Life Insurance Company - Putnam Capital Manager Trust Separate
                 Account
               Hartford Life Insurance Company - Separate Account Three
               Hartford Life Insurance Company - Separate Account Five
               Hartford Life Insurance Company - Separate Account Seven
               Hartford Life and Annuity Insurance Company - Separate Account One
               Hartford Life and Annuity Insurance Company - Putnam Capital Manager
                 Trust Separate Account Two
               Hartford Life and Annuity Insurance Company - Separate Account Three
               Hartford Life and Annuity Insurance Company - Separate Account Five
               Hartford Life and Annuity Insurance Company - Separate Account Six
               American Maturity Life Insurance Company - Separate Account AMLVA

     (b)  Directors and Officers of HSD

          Name and Principal            Positions and Offices
           Business Address                With Underwriter
          ------------------            ---------------------

          Lowndes A. Smith            President and Chief Executive Officer,
                                      Director
          Thomas M. Marra             Executive Vice President, Director
          Peter W. Cummins            Senior Vice President
          Lynda Godkin                Senior Vice President, General Counsel and
                                      Corporate Secretary
          Donald E. Waggaman, Jr.     Treasurer
          George R. Jay               Controller


          Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

Item 30.  Location of Accounts and Records

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31.  Management Services

          All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32.  Undertakings

          (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

          (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          (d) Royal hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Royal.

          The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                      SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 12th day of April, 1999.

SEPARATE ACCOUNT ONE
  (Registrant)

By:   Lynda Godkin
     ----------------------------------------
      Lynda Godkin, Senior Vice President,
      General Counsel and Corporate Secretary*

ROYAL LIFE INSURANCE COMPANY OF AMERICA
  (Depositor)

By:   Lynda Godkin
     ----------------------------------------
      Lynda Godkin, Senior Vice President,         *By:  /s/ Thomas S. Clark
      General Counsel and Corporate Secretary*           ----------------------
                                                         Thomas S. Clark
                                                         Attorney-in-Fact


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Gregory A. Boyko, Senior Vice President,
  & Treasurer, Director *
Lynda Godkin, Senior Vice President,
  General Counsel & Corporate Secretary, Director*
Thomas M. Marra, Director*                       *By: /s/ Thomas S. Clark
Lowndes A. Smith, President, Director                 -------------------------
Raymond P. Welnicki, Director*                        Thomas S. Clark
Lizabeth H. Zlatkus, Senior Vice President,           Attorney-In-Fact
  Director *
                                                      Dated:  April 12, 1999

                                    EXHIBIT INDEX

(9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary

(10)(a)   Consent of Arthur Andersen LLP, Independent Public Accountants

(10)(b)   Consent of PricewaterhouseCoopers LLP, Independent Public
          Accountants

(15)      Copy of Power of Attorney

(16)      Organizational Chart